Exhibit 10.2

Certificate of Land Use Rights

Assigned by the Shenzhen Land Bureau to Peak China Property Limited

Premises number G08401-0002 with area of 16,266.3 square meters

Industrial building & warehouse located in Longgang District

Address at Henggang 188 Industrial Estate

Tenure of 50 years from Dec 30, 1992 to Dec 30, 2042

Registration		Assigned Name	Area (sqm)	Permitted Use	Completion Date	Registered Value (RMB)
Number	Date
6000147003	1-Dec-04	#23 Canteen	1,581.9	Canteen & Apartment	1-Jan-91	1,172,188
6000147005	1-Dec-04	#13 Industrial Building	887.0	Industrial Building	1-Jan-91	611,143
6000147006	1-Dec-04	#20 Industrial Building	3,949.5	Industrial Building	1-Jan-87	2,721,206
6000147027	1-Dec-04	#14 Industrial Building	848.9	Industrial Building	1-Jan-91	584,892
6000147028	1-Dec-04	#3 Warehouse	165.3	Warehouse	1-Jan-91	113,892
6000147029	1-Dec-04	#5 Warehouse	738.9	Warehouse	1-Jan-91	509,102
6000147030	1-Dec-04	#21 Industrial Building	7,271.7	Industrial Building	1-Jan-87	5,010,201
6000147031	1-Dec-04	#22 Industrial Building	6,388.6	Industrial Building	1-Jan-87	4,401,745